Commitments and Contingencies	12 Months Ended
Mar. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. COMMITMENTS AND CONTINGENCIES

On January 16, 2006, the Company’s wholly owned subsidiary, Celsion (Canada) Inc. purchased from Celsion Corporation (USA) [“Celsion”]all of the assets relating to breast cancer Microfocus APA 1000 System (“System”), consisting of the microwave machine technology, the APA technology licensed from MIT, and all related intellectual and regulatory property (collectively, the “Business”). The Company has a commitment to pay a 5% royalty to Celsion on the net sales of products sold by and patent royalties received by the Company and its successors and assignees. Total royalties paid are not to exceed $18,500,000. Royalties will not be payable until the System can be placed in the market following successful completion of the pivotal clinical trial and receipt of approval to market the System in the US and Canada from the FDA and Health Canada. The Company has an additional commitment to pay a 5% royalty to MIT on the net sales of products, upon commercialization.

Future minimum payments under operating leases for office space and vehicles are as follows:

2016	$195,492
2017	$201,545
2018	$169,419

The Company recognized total rent expense of $192,919, $176,616 and $91,596 for the years ended March 31, 2015, 2014 and 2013, respectively.

The Company has agreed to indemnify its directors and officers and certain of its employees in accordance with the Company’s by-laws. The Company maintains insurance policies that may provide coverage against certain claims.